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                                                                      EXHIBIT 32

     CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER OF
                            ODYSSEY HEALTHCARE, INC.
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officers of Odyssey HealthCare, Inc. (the "Company") hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 and filed with the Securities and Exchange Commission on the date hereof (the "Report"), that:

      1. the Report fully complies with the requirements of Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, and

      2. the information contained in the Report fairly presents, in all material respects, the Company's financial condition and results of operations.

             /s/ Richard R. Burnham                 /s/ Douglas B. Cannon
             -----------------------------          ----------------------------
             Richard R. Burnham                     Douglas B. Cannon
             Chief Executive Officer                Chief Financial Officer

             Dated: November 13, 2003